DRYDEN CALIFORNIA MUNICIPAL FUND
California Series
California Income Series

Prospectus dated October 31, 2004

DRYDEN MUNICIPAL BOND FUND
High Income Series

Insured Series
Prospectus dated June 29, 2004

DRYDEN MUNICIPAL SERIES FUND
Florida Series

New Jersey Series

New York Series

Pennsylvania Series
Prospectus dated October 31, 2004

Supplement dated April 11, 2005

Effective April 4, 2005, Ms. Susan Courtney has joined Prudential Investment Management Inc.’s Fixed Income Group as Head of the Municipal Bond Team and a co-portfolio manager to each of the California Series and the California Income Series of the Dryden California Municipal Fund (CMF), the High Income Series and the Insured Series of the Dryden Municipal Bond Fund (MBF) and the Florida Series, the New Jersey Series, the New York Series and the Pennsylvania Series of the Dryden Municipal Series Fund (MSF).

How the Series is Managed – Investment Adviser

The following replaces the fifth paragraph in the section entitled “How the Series is Managed – Investment Adviser” in the prospectuses of each CMF series:

The Series is managed by Portfolio Managers: Robert Tipp, Susan Courtney and Dennis Hepworth.

The following replaces the fifth paragraph in the section of the prospectus entitled “How the Series is Managed – Investment Adviser” with respect to MBF’s series:

Each Series is managed by Portfolio Managers: Robert Tipp, Susan Courtney, Dennis Hepworth and Robert Germano.  Mr. Tipp, Ms. Courtney and Mr. Hepworth co-manage the High Income Series and together with Mr. Germano manage the Insured Series.

The following replaces the fifth paragraph in the section entitled “How the Series is Managed – Investment Adviser” in the prospectuses of each MSF series:

The Series is managed by Portfolio Managers: Robert Tipp, Susan Courtney, Dennis Hepworth and Robert Germano.

Municipal Bonds – Portfolio Management Team

The following replaces the first paragraph in the section entitled “Municipal Bonds – Portfolio Management Team” in each of the prospectuses with respect to the above-named series:

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income Group. He has supervisory responsibility for PIM Fixed Income Group’s portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. government and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 21 years of investment experience.  Mr. Tipp has managed the Fund since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income Group. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where for the past 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 19 years of investment experience.  Ms. Courtney has managed the Fund since March 2005.